American Beacon Small Cap Value Fund

Supplement dated March 7, 2025 to the Prospectus and Summary Prospectus,

each dated March 1, 2025

The Board of Trustees (“Board”) of American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved a new investment advisory agreement among AmBeacon, Westwood Management Corp. (“Westwood”), and the Trust, on behalf of the American Beacon Small Cap Value Fund (the “Fund”). Additionally, the Board has approved, at the recommendation of AmBeacon, the termination of Newton Investment Management North America, LLC (“NIMNA”) as sub-advisor to the Fund immediately. Westwood is expected to begin managing a portion of the assets of the Fund on or about March 28, 2025. Accordingly, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

A.	Effective March 7, 2025, all references and information relating to NIMNA in the Fund’s Prospectus and Summary Prospectus are deleted.

B.	Effective on or about March 28, 2025, the following changes are made:

1)	On page 38 of the Prospectus and page 6 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon Small Cap Value Fund – Management – Sub-Advisors,” the first paragraph is deleted and replaced with the following:

The Fund’s assets are currently allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC
•	DePrince, Race & Zollo, Inc.
•	Hotchkis and Wiley Capital Management, LLC
•	Westwood Management Corp.

2)	On page 39 of the Prospectus and page 7 of the Summary Prospectus, under the heading “Fund Summaries - American Beacon Small Cap Value Fund - Portfolio Managers,” the following is added directly below the information regarding Hotchkis and Wiley Capital Management, LLC:

Westwood Management Corp.	William E. Costello, CFA Senior Portfolio Manager Since 2025 Frederic G. Rowsey, CFA Portfolio Manager Since 2025	Matthew R. Lockridge Senior Portfolio Manager Since 2025 Jordan Latimer, CFA Portfolio Manager Since 2025

3)	On page 41 of the Prospectus, under the heading “Additional Information About the Funds - Additional Information About the Management of the Funds – American Beacon Small Cap Value Fund,” the first paragraph is deleted and replaced with the following:

The Fund’s assets are allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC
•	DePrince, Race & Zollo, Inc.
•	Hotchkis and Wiley Capital Management, LLC
•	Westwood Management Corp.

4)	On page 66 of the Prospectus, under the heading “Fund Management - The Sub-Advisors,” the following is added directly below the information regarding Massachusetts Financial Services Company:

WESTWOOD MANAGEMENT CORP. (“WESTWOOD”)

Westwood Management Corp., a New York corporation formed in 1983, serves as a sub-advisor to the American Beacon Small Cap Value Fund. Westwood’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2024, Westwood had approximately $13.3 billion in assets under management.

William E. Costello, CFA ® joined Westwood in 2010 and has served as Senior Vice President, Director of Equity Portfolios since 2018. Mr. Costello serves as Senior Portfolio Manager on the SmallCap Value portfolio team. He is also responsible for investment research within the Energy and Utilities sectors and is a member of the Energy/Utilities research group.

Mr. Costello began his career with Investors Bank and Trust in 1992 and subsequently joined Delphi Management and The Boston Company. Mr. Costello earned an MBA from Boston University and a BA in Economics from Marietta College. He is a member of the CFA Institute, the Boston Security Analysts Society and the National Association of Petroleum Investment Analysts.

Matthew R. Lockridge joined Westwood in 2010 and has served as Senior Vice President and the Head of the U.S. Value division since 2022. He is a Senior Portfolio Manager on the LargeCap Value and SmallCap Value portfolio teams and is responsible for investment research in the Consumer Staples and Consumer Discretionary sectors. Additionally, Mr. Lockridge is a member of the Executive Committee and the Consumer/Health Care research group at Westwood.

Mr. Lockridge began his career at Arthur Andersen, LLP, within their Chicago consulting practice. He served as a senior consultant with Deloitte Consulting, LLP, where he assisted clients with various corporate finance and accounting issues. Mr. Lockridge then served as a managing director and partner at Dearborn Partners, LLC, where he was a member of the Investment Committee and oversaw investments in the Consumer and Industrials sectors.

Mr. Lockridge earned his MBA with a concentration in finance and accounting from the University of Chicago Booth School of Business and his BBA in finance from Southern Methodist University.

Frederic Rowsey, CFA ® joined Westwood in 2010, and has served as Vice President and Research Analyst since 2018. Mr. Rowsey serves as a Portfolio Manager on the SmallCap Value portfolio team and is responsible for investment research in the Consumer Discretionary sector. He is also a member of the Consumer/Health Care research group. Previously, he served as a Research Associate, assisting with research in the Consumer Discretionary, Consumer Staples, Health Care and Energy sectors. Mr. Rowsey graduated from Harvard University with a BA in Economics and a secondary degree in Psychology. Mr. Rowsey is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Jordan Latimer, CFA ® has served as a Portfolio Manager on the SmallCap Value portfolio team since November 2024. He rejoined Westwood in 2023 as Vice President, Research Analyst where he covers the technology and internet sectors. Before rejoining Westwood, Mr. Latimer served as Impact Officer at LCM Group, a family office focused on both public and private investments. Prior to LCM Group, Mr. Latimer was a member of the investment team at Ballast Asset Management, providing investment analysis and portfolio management to a fundamental, value-oriented small-mid cap equity strategy.

Mr. Latimer began his career at Westwood in 2011 as a Research Associate; in 2015, he was promoted to Research Analyst, where he was responsible for coverage, research, and idea generation in the Technology, Industrials, and Consumer Discretionary sectors. Mr. Latimer graduated magna cum laude from Mays Business School at Texas A&M University and earned his Bachelor of Business Administration in Accounting and Master of Science in Finance. Mr. Latimer earned his CFA charter in April of 2015.

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American Beacon Small Cap Value Fund

Supplement dated March 7, 2025 to the

Statement of Additional Information, dated March 1, 2025

The Board of Trustees (“Board”) of American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved a new investment advisory agreement among AmBeacon, Westwood Management Corp. (“Westwood”), and the Trust, on behalf of the American Beacon Small Cap Value Fund (the “Fund”). Additionally, the Board has approved, at the recommendation of AmBeacon, the termination of Newton Investment Management North America, LLC (“NIMNA”) as sub-advisor to the Fund immediately. Westwood is expected to begin managing a portion of the assets of the Fund on or about March 28, 2025. Accordingly, the following changes are made to the Fund’s Statement of Additional Information:

A.	Effective March 7, 2025, all references and information relating to NIMNA in the Fund’s Statement of Additional Information are deleted.

B.	Effective March 28, 2025, the following changes are made:

1)	On page 58, under the heading “Investment Sub-Advisory Agreements,” the following is added directly below the information regarding Massachusetts Financial Services Company:

Westwood Management Corp. (“Westwood”)

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Westwood Holdings Group, Inc.	Parent Company	Financial Services

2)	On page 67, under the heading “Portfolio Managers,” the following is added directly below the information regarding Massachusetts Financial Services Company:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Westwood Management Corp.
William E. Costello, CFA*	3($1.4 bil)	7($721.2 mil)	32($2.1 bil)	None	None	1($133 k)
Matthew R. Lockridge*	7($3.1 bil)	10($697.8 mil)	51($3.1 bil)	None	None	None
Frederic G. Rowsey, CFA*	2($1.3 bil)	4($59.7 mil)	21($1.7 bil)	None	None	None
Jordan Latimer, CFA*	2($1.3 bil)	4($59.7 mil)	24($1.7 bil)	None	None	None

*As of December 31, 2024

3)	On page 70, under the heading “Portfolio Managers – Conflicts of Interest,” the following is added directly below the information regarding Massachusetts Financial Services Company:

Westwood Management Corp. (“Westwood”) The portfolio managers’ management of other registered investment companies, other pooled investment vehicles, and other accounts (collectively referred to as “other accounts”) may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, Westwood has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Westwood’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate Westwood’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro-rata based on each client’s participation in the transaction. Westwood generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. Westwood’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s).

4)	On page 73, under the heading “Portfolio Managers - Compensation,” the following is added directly below the information regarding Massachusetts Financial Services Company:

Westwood Westwood compensates the Fund’s portfolio managers for their management of the Fund. Each of the Fund’s portfolio manager’s compensation consists of a base salary, participation in an incentive compensation plan, and a full benefits package. Base salary levels are maintained at levels that Westwood’s compensation committee deems to be commensurate with similar companies in the asset management industry based on industry compensation surveys. Incentive compensation is based on a percentage of revenue earned by Westwood or investment strategies managed by the respective portfolio managers. Incentive awards under the plan may be paid in a combination of cash, deferred cash and/or restricted stock of Westwood’s parent company, Westwood Holdings Group, Inc. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. Other benefits such as profit sharing, health insurance, life insurance, short and long-term disability insurance, and a 401(k) plan with employer matching, are also provided.

5)	On page 76, under the heading “Portfolio Managers - Ownership of the Funds,” the following is added directly below the information regarding Massachusetts Financial Services Company:

Name of Investment Advisor and Portfolio Managers	American Beacon Small Cap Value Fund
Westwood Management Corp.
William E. Costello, CFA*	None
Matthew R. Lockridge*	None
Frederic G. Rowsey, CFA*	None
Jordan Latimer, CFA*	None

*As of December 31, 2024

6)	On page B-43, under the heading “Appendix B: Proxy Voting Policies for the Fund Sub-Advisors,” the following is added directly below the information regarding Massachusetts Financial Services Company:

INVESTMENT ADVISER

PROXY VOTING

POLICIES & PROCEDURES

WESTWOOD MANAGEMENT CORP.

PROXY VOTING

Policy

Westwood, as a matter of policy and as a fiduciary to our clients, has a responsibility for voting proxies for portfolio securities in a manner that is consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest. In addition, our policy and practice is to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

Firm Specific Policy

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full-service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, Westwood agrees with Glass Lewis’s recommendations; however, ballots are reviewed bi-monthly by our analysts, and we may choose to vote differently than Glass Lewis if we believe it to be in the client’s best interest. In addition, Westwood will implement “echo voting” (voting pro rata with all other shareholders) for investment company clients relying on Investment Company Act §12(d)(1)(F) and Rule 12d1-3 in order to allow certain purchases of other investment companies in excess of limits that would otherwise apply.

Responsibility

Westwood’s Operations Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Background

Proxy voting is an important right of shareholders, and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.

Investment advisers who are registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients, (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities, (c) describe a summary of its proxy voting policies and procedures and, upon request, to furnish a copy to its clients, and (d) to maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Procedure

Westwood has adopted the following procedures to implement the firm’s proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines (general guidelines and guidelines specific to Taft-Hartley). Westwood conducts reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate.

Proxy Voting Records

With respect to proxy record keeping, the Operations Team maintains complete files for all clients. These files include a listing of all proxy materials sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A voting summary will be furnished upon request.

Voting Procedures

a. All employees forward proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients and Glass Lewis provides voting recommendations; Broadridge has access to holders’ records and determines which client accounts hold the security to which the proxy relates;

Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, determines how Westwood should vote the proxy in accordance with applicable voting guidelines;

Westwood’s analysts review the Glass Lewis proxy voting recommendations on a bi-monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client or where a different vote is warranted in light of the respective investment strategy;

If Westwood chooses to vote differently than Glass Lewis, then Westwood overwrites the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and, Broadridge completes the proxy in a timely and appropriate manner.

For certain investment companies managed by Westwood and approved by the Chief Compliance Officer (each a “Westwood 12d1F Fund”), Westwood will implement echo voting for shares of other investment companies (each an “Acquired Fund”) held by a Westwood 12d1F Fund. The Data Management Team will override any Glass Lewis proxy voting recommendations with respect to shares of an Acquired Fund held by a Westwood 12d1F Fund, and will instead, vote all such Acquired Fund shares pro rata with all other shareholders of each respective Acquired Fund. The Data Management Team will record any votes made with echo voting as overrides to the Glass Lewis recommendations.

Disclosure

a. Westwood provides required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes information whereby clients may request information regarding how Westwood voted the client’s proxies; and Westwood’s disclosure summary includes a description of how clients may obtain a copy of the firm’s proxy voting policies and procedures. Westwood’s proxy voting practice is disclosed in the firm’s advisory agreements.

Client Requests for Information

All client requests for information regarding proxy votes, or regarding policies and procedures that are received by any supervised person should be forwarded to the Operations Team; and

In response to any request, the Data Management Team prepares a written response with the information requested, and as applicable, includes the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines

Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients; and Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines: In the absence of specific voting guidelines from the client, Westwood votes proxies in the best interests of each client; Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions or other mandates from a client;

•	Clients are permitted to place reasonable restrictions and mandates on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;
•	Westwood generally votes in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;
•	Westwood generally votes against proposals that cause board members to become entrenched or cause unequal voting rights; and
•	In reviewing proposals, Westwood further considers the opinion of management, the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•	Westwood attempts to identify any conflicts that exist between the interests of the firm and the client by (i) reviewing the relationship of Westwood with the issuer of each security, and (ii) determining if Westwood or any of its supervised persons has any financial, business or personal relationship with the issuer;
•	If a material conflict of interest exists, Westwood will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation; and
•	Westwood will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The Operations Team retains the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;
•	Each proxy statement that Westwood receives;
•	A record of each vote that Westwood casts;
•	Any document Westwood created that was material to making a decision how to vote proxies, or that memorializes that decision, including periodic reports to the Data Management Team or proxy committee, if applicable;
•	A copy of each written request from a client for information on how Westwood voted such client’s proxies and a copy of any written response;
•	Copies of materials used to conduct due diligence on proxy voting service providers; and
•	Records documenting audits and other periodic reviews of proxy voting recommendations.

Proxy Voting Vendor Oversight

Westwood conducts initial and ongoing oversight of proxy voting vendors with participation by the Compliance, Operations, Investment and Client Service teams.

In addition to conducting initial due diligence, Westwood monitors and reviews all third- party proxy services to evaluate any conflicts of interest, consistency of voting with guidelines, fees and disclosures, and technical and operational capabilities, among other things.

At least annually, Westwood audits on a sampling basis the recommendations received from Glass Lewis to assess the consistency of its recommendations with Glass Lewis’ published guidelines.

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